UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549
          ------------------------------------------------

                            Form  8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 20, 1998


                   ROFIN-SINAR TECHNOLOGIES, INC.
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       (Exact name of registrant as specified in its charter)


         Delaware                      000-21377            38-3306461
-------------------------------     ----------------     -----------------
(State of other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


          45701  Mast Street, Plymouth, MI                     48170
   ------------------------------------------------         -----------
       (Address of principal executive offices)              (Zip Code)


                          (734) 455-5400
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         (Registrant's telephone number, including area code)


       ----------------------------------------------------------
          (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5 - OTHER EVENTS
The registrant, as of January 20, 1998, announced the formation of a new UK-based company, Rofin-Sinar UK Ltd., to develop and manufacture a new range of low-power lasers, to complement its existing portfolio of products. As part of its investment in the UK company, Rofin-Sinar Technologies Inc. has entered into a definitive agreement to acquire the business assets of Palomar Technologies Ltd., Kingston upon Hull, UK, a wholly owned subsidiary of Palomar Medical Technologies, Inc. (NASDAQ:
PMTI). Terms of the acquisition were not disclosed.

The registrant released a press release on January 20, 1998 to disclose the above information per the attached exhibit.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
A)  Not Applicable
B)  Not Applicable
C)  Exhibits:
    99  Press Release dated January 20, 1998


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ROFIN-SINAR TECHNOLOGIES, INC.
                        By:  /s/  GUNTHER BRAUN
                        -------------------------------------
                        Gunther Braun
                        Chief Financial Officer

Dated:    February 2, 1998
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